Premises, Equipment and Leases	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Premises, Equipment and Leases
Premises, Equipment and Leases

Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization expense for 2013, 2012 and 2011 was $5.2 million, $5.8 million and $6.5 million, respectively, and is computed on the straight-line method over the estimated useful lives of the related assets or the term of the lease, whichever is shorter, as listed in the table below. The estimated life for leasehold improvements is based on the shorter of the useful life or the lease term.

Years
Buildings and leasehold improvements	1 - 40
Furniture, fixtures and equipment	2 - 10

A summary of premises and equipment is as follows:

	December 31,
(in thousands)	2013	2012
Land	$16,736	$16,736
Buildings	67,394	67,047
Construction in process	990	1,199
Leasehold improvements	2,679	2,677
Furniture, fixtures and equipment	34,586	32,938
	122,385	120,597
Less accumulated depreciation and amortization	46,602	41,809
Total	$75,783	$78,788

Land, buildings and equipment are leased under noncancelable operating lease agreements that expire at various dates through 2032. Total rental expense for operating leases in 2013, 2012 and 2011 was $3.0 million, $2.9 million and $3.1 million, respectively. At December 31, 2013 future minimum lease payments for noncancelable operating leases are payable as follows:

(in thousands)
2014	$2,578
2015	2,360
2016	2,212
2017	2,023
2018	1,970
Thereafter	15,076
Total minimum lease payments	$26,219